SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2004

IntraBiotics Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-29993	94-3200380

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2483 East Bayshore Road, Suite 100
Palo Alto, California 94303

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 526-6800

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.
SIGNATURE

Item 4.01 Changes in Registrant’s Certifying Accountant.

     On October 11, 2004, IntraBiotics Pharmaceuticals, Inc. (the “Company”) entered into an engagement letter with Stonefield Josephson, Inc. (“Stonefield Josephson”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2004. Stonefield Josephson’s engagement as the Company’s new auditors will be effective after the filing of the Company’s Form 10-Q for the quarter ending September 30, 2004. The Company’s engagement of Stonefield Josephson was approved by its Audit Committee.

     During the Company’s two most recent fiscal years and the subsequent interim period prior to the engagement of Stonefield Josephson, the Company did not consult with Stonefield Josephson with respect to any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTRABIOTICS PHARMACEUTICALS, INC.
Date: October 13, 2004	/s/ David Tucker
David Tucker
Principal Financial Officer